Exhibit 99.5  Slides of Presentation by Cynthia Carroll, Senior Vice President, Alcan Inc., President and Chief Executive Officer, Alcan Primary Metal.

Alcan Investor Workshop

Toronto, September 29, 2005

Cynthia Carroll
President – Alcan Primary Metal Group

Forward Looking Statements

Statements made in the course of this presentation which describe the Company's intentions, expectations or predictions may be "forward-looking statements" within the meaning of securities laws. The Company cautions that, by their nature, forward-looking statements involve risk and uncertainty, and actual actions or results could differ materially. Reference should be made to the  most recent Form 10-Q and Form 10-K for a summary of major risk factors. In addition, certain non-GAAP measures are used which are reconciled to the comparable GAAP measures herein or on the Company’s website at www.alcan.com in the “Investors” section.

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Agenda

■Market Review ■Primary Metal Group Overview ■Management Systems and Operations ■Value Drivers and Challenges ■Growth Opportunities ■Summary

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Primary Aluminum Growth Evolution
Growth occurring in regions with available energy at competitive costs and mass market consumers

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World Primary Aluminum Balance

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World Primary Aluminum Balance

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Primary Aluminum Growth
China has been responsible for almost 50% of the growth in world primary aluminium consumption and production over last decade

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2004 Total Consumption by End-use China vs. Western World
China’s aluminum consumption has been driven by growth in its overall economic activity and by higher penetration ratios in its main end-use markets

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China Primary Production Growth
Growth rate of primary metal production in China is slowing down

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China Unwrought Aluminum Imports and Exports
China imports are relatively stable but exports are dropping

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Alcan Primary Metal
Close to 50% of Alcan’s primary production is based on self-generated power

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EHS Performance - Safety
Safety results improving continuously

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EHS Performance - Environment
Successfully addressing GHG emissions while increasing production

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Value-Added Products
In 2005, APMG will have records sales in billet, small form and remelt ingot

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Cost Drivers and Key Challenges
Primary aluminium industry must address several challenges

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Competitive Position
Close to 90% of Alcan’s production is based on self-generated power and long term contracts

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Drivers for Value Creation
Moving simultaneously on all value drivers, through our asset optimization initiatives and technological solutions, creates a sustainable business for the future

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Continuous Improvement System
CI deployment delivered substantial value across all Primary Metal Group sectors

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Alcan’s Smelting Technology Unsurpassed Offer
Alcan’s global leading edge smelting technology package is an unparalleled competitive advantage

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Growth Through Strategic Initiatives
New Strategic Model for Maximizing Value
Initiatives Completed

     Alouette Expansion

      ■Smelting Technology: AP30
      ■Expansion from 243 kt to 550 kt/year
      ■Alcan Ownership: 40%

      Others Initiatives

      ■Closure of Arvida Soderberg
      ■Divestiture of ADG and Brazilian operations
      ■Divestiture of PEM

Ningxia JV Investment

■Smelting Technology: GAMI - Prebake
■JV (50% Alcan) owns Line 3 (150 kt/year) and 43,5%
  share interest   of the Daba Power Plant (1200 MW)
■Expansion Potential: L4 = 230 kt , L5 = 250 kt

Sohar JV Project, Oman
■Smelting Technology: AP35
■Capacity: 330 kt/line
■Start-up year: Line 1-2008 and Line 2-2010
■Alcan ownership: 20% of Line 1 and 60% of Line2
■Power: Long-term dedicated gas-fired power plant

 Coega JV Project, South Africa

■Smelting Technology: AP35
■Capacity: 330 kt/Line
■Start-up year: TBD
■Alcan ownership: TBD
■Power: connected to the national grid

Actively pursuing brownfield expansion
opportunities in Cameroon,  Canada, Iceland

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Competitive Position
2009 target: 55% of production in first quartile; 80% in lower half

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Summary

Competitive Strengths	Key Priorities
■APMG’s distinctive position due to significant self generated power	■EHS - meet / exceed requirements
■APMG’smarket leading position with its AP technology	■Continuous Improvement full deployment
■APMG’s world-class low-cost smelting operations with further AOS opportunities	■Achievement of AOS and other operating initiatives
■APMG’s diversified operational position both from a geographic and market standpoint	■Full Economic Cost Reduction to improve APMG’s returns on major projects and maintain global leadership in technology sales
■APMG’s growth through low-cost capital initiatives	■Strong customer focus in line with VAP strategy
■A balanced portfolio of R&D activities supporting current assets and developing future options	■Growth through selective capital deployment
■Technology leverage by selling technology licenses, equipment, and services	■Business model in major projects that is aimed at maximizing value
■Synergy and business opportunities resulting from Pechiney integration
■Discipline to apply Alcan Integrated Management Systems

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Primary Metal Group Global Presence

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Innovation and Growth Platform
APMG leads the most innovative strategic R&D program in the industry

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APMG on the Cost Curve
Alcan’s competitive cost position is driven by favourable power contract and self-generated energy supply as well as efficient low-cost facilities

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World Primary Aluminum Market

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World Primary Aluminum Operating Rate

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Alcan Primary Metal Organization

Alcan Primary Metal Group
Cynthia Carroll
President and CEO
Primary Metal
Quebec and USA
(Jean Simon)
Primary Metal
Asia and Pacific
(Marco Palmieri)
Primary Metal
North Europe and
Global Anode
Business
(Wolfgang Stiller)
Primary Metal
South Europe and
Africa
(Olivier Baud)
Business Finance
and IT
(John Zbarsky)
Strategic Planning
and Development,
Energy and
Procurement
(TBD)*
Metal Management,
Sales and Marketing
(Jocelyn Gagné)
Technology,
Engineering
and
Regional Industrial
Development
(Don Macmillan)
Human Resources
and EHS
(Darleen Caron)
Corporate Affairs
and Communications
(Erik Ryan)

(*) Interim: Marco Palmieri

©2005 ALCAN INC.

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